UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2006

INverso Corp.

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(Exact Name of Registrant)

Delaware

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(State or Other Jurisdiction of Incorporation)

34-19966527

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(IRS Employer Identification No.)

000-50898

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Commission File Number)

3346 Commercial Avenue Northbrook, IL 60062

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(Address of Principal Executive Offices) (Zip Code)

(847) 291-7711

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Registrant's Telephone Number, Including Area Code)

4201 Massachusetts Ave. NW Suite 8037C Washington, DC 20016

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K contains certain forward-looking statements. For this purpose any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate" or "continue" or comparable terminology are intended to identify forward-looking statements. By their nature these statements involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control. These factors include but are not limited to economic conditions generally and in the industries in which we may participate; competition within our chosen industry, including competition from much larger competitors; technological advances and failure by us to successfully develop business relationships or consummate Share Exchange Agreement, as described below.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 25, 2006, INverso Corp. and Hydrogenesis, Inc., an Illinois company, closed on a Share Exchange Agreement (the “Agreement”). A copy of the Agreement was filed as an exhibit on Form 8-k filed with the Securities and Exchange Commission on July 11, 2006. The Agreement was originally signed on July 6, 2006. Under the terms of the Agreement, 20 million shares of common stock, of a total of 22 million shares of common stock, previously owned by the Company’s principals, Serge Atlan and Thomas Kirchner, were tendered for redemption. Immediately thereafter, a total of 11.5 million shares were issued to the Hydrogenesis shareholders in proportion to their equity ownership. As a result of the share cancellation and issuance, the shareholders of Hydrogenesis now own approximately 85% of the Company’s issued and outstanding shares of the Company’s Common Stock.

Hydrogenesis, Inc. was organized to facilitate financing for bioreactor/hydrogen plants as well as funding for the development of other promising alternative energy sources. Hydrogenesis, Inc. has nominal assets only and it is expected that INverso Corp will remain a development stage company until additional funds can be raised.

Hydrogenesis is a green venture capital firm designed to facilitate financing for bioreactor/hydrogen plants as well as funding for the development of other promising alternative energy sources.

As part of the Agreement, we intend to change our name to Hydrogenesis, Inc.

Item 5.01 Change in Control of Registrant.

As a result of the Agreement, the shareholders of Hydrogenesis now own approximately 85% of our issued and outstanding common stock. A majority of the shares issued to the Hydrogenesis shareholders are owned or controlled by our two officers, Randall Goulding and Harvey Altholtz.

Item 5.02 Departure of Directors, Principal Officers, Election of Directors, Appointment of Principal Officers.

Effective as of the Closing, Serge Atlan and Thomas Kirchner tendered their resignation as officers and directors of the Company and appointed Randall S. Goulding, as the Company’s chief executive officer, president, treasurer and director. Mr. Goulding is currently Managing Director of The Nutmeg Group, LLC. Mr. Goulding is a certified public accountant and an attorney. Mr. Goulding spent six years with the Internal Revenue Service Audit and Intelligence Divisions, before opening a private tax law practice, focusing on income and estate taxation and planning, securities and litigation. His litigation experience included practice before the United States Supreme Court, Illinois Supreme Court, State Court, Federal District Court, the Seventh Circuit Court of Appeals, and the United States Tax Court.

Mr. Goulding received a business administration degree with a dual major in accounting and finance from the University of Illinois. He received his JD from DePaul Law School.

Since 1995, Mr. Goulding served as a principal architect of equity investments with Paradigm Group, LLC (“Paradigm”) and now The Nutmeg Group, LLC, both Chicago-based investment and financial consulting organizations. He negotiated and structured transactions for Paradigm, its investors and portfolio companies. Since 1998, he has also served as general counsel to Paradigm and Nutmeg.

Also, effective as of the closing was the nomination of Dr. Harvey Altholtz to serve as our vice president, secretary and treasurer. Dr. Altholtz is a retired dentist. He currently serves as a principal of Wealth Strategy Partners, a financial planning firm based in Sarasota, Florida. Dr. Altholtz received his BS and DMD from the University of Pittsburgh.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Acquired Business

(c) Exhibits

10.1 Share for Share Exchange Agreement executed as of July 6, 2006 between INverso Corp. and Hydrogenesis, Inc. filed on Form 8-k dated July 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2006

Inverso Corp.

By: /s/ Randall Goulding

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Randall Goulding
President

EXHIBIT 9.01

HYDROGENESIS, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

(With Report of Independent Public Accounting Firm)

JUNE 30, 2006

HYDROGENSIS, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

JUNE 30, 2006

CONTENTS

Page No.

FINANCIAL STATEMENTS

Report of Independent Public Accounting Firm 1

Balance Sheet 2

Statement of Operations 3

Statement of Stockholders' Equity 4

Statement of Cash Flows 5

Notes to Financial Statements 6-7

REPORT OF INDEPENDENT

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

HYDROGENESIS, INC.

(A Development Stage Company)

Northbrook, Illinois

We have audited the accompanying balance sheet of Hydrogenesis, Inc. (a development stage company) as of June 30, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the period from April 18, 2006 (date of inception) to June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Due to the development stage of Hydrogenesis, Inc., and the substantial dependence on the success of a particular project, a reverse merger, Hydrogenesis, Inc. chances for survival depend solely of the success of that “reverse merger”. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hydrogenesis, Inc. as of June 30, 2006, and the results of its operations, changes in its stockholders’ equity and its cash flows for the period from April 18, 2006 (date of inception) to June 30, 2006, in conformity with generally accepted accounting principles in the United States of America.

/s/Horwich Coleman Levin, LLC

Horwich Coleman Levin, LLC

Certified Public Accountants

Chicago, Illinois

September 20, 2006

HYDROGENESIS, INC.

(A Development Stage Company)

BALANCE SHEET

AS OF JUNE 30, 2006

ASSETS

CURRENT ASSETS

Cash in bank $ 100

Total Current Assets 100

OTHER ASSETS

Investment – Inverso Corp 30,000

Other Assets 30,000

TOTAL ASSETS $ 30,100

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES

Accounts payable - trade $ 1,605

Total Current Liabilities 1,605

STOCKHOLDERS’ EQUITY

Common stock $1.00 par value, 500,000,000 shares

authorized, 1,000 shares issued and outstanding 1,000

Additional paid in capital 37,875

Accumulated deficit (10,380)

Total Stockholders’ Equity 28,495

TOTAL LIABILITIES AND

STOCKHOLDERS’ EQUITY $ 30,100

The accompanying notes are an integral part of these statements

HYDROGENESIS, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

FOR THE PERIOD APRIL 18, 2006 (INCEPTION) TO JUNE 30, 2006

REVENUES $ -

EXPENSES

Licenses & permits 275

Professional fees 10,105

Total Expenses 10,380

(LOSS) FROM OPERATIONS (10,380)

OTHER INCOME/(EXPENSE)

Interest income -

Interest expense -

TOTAL OTHER INCOME/(EXPENSE) -

NET (LOSS) $ (10,380)

The accompanying notes are an integral part of these statements

HYDROGENESIS, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE PERIOD APRIL 18, 2006 (INCEPTION) TO JUNE 30, 2006

	Common Stock		Additional Paid-In Capital	(Deficit) Accumulated During Development Stage	Total Stockholders' Equity

	Shares	Amount

Capital Contributions	1,000	$ 1,000	$ 37,875	$ -	$ 38,875

Net (loss)
April 18, 2006 (inception) to June 30, 2006				(10,380)	(10,380)

Balance June 30, 2006	1,000	$ 1,000	$ 37,875	$ (10,380)	$ 28,495

The accompanying notes are an integral part of these statements

HYDROGENESIS, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

FOR THE PERIOD APRIL 18, 2006 (INCEPTION) TO JUNE 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES

Net (loss) $ (10,380)

Adjustments to reconcile net income (loss) to net cash

used in operating activities:

Net change in certain assets and liabilities:

Increase (decrease) in accounts payable 1,605

NET CASH USED IN OPERATING ACTIVITIES (8,775)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of securities (30,000)

NET CASH USED IN

INVESTING ACTIVITIES (30,000)

CASH FLOWS FROM FINANCING ACTIVITIES

Issuance of common stock 38,875

NET CASH PROVIDED BY

FINANCING ACTIVITIES 38,875

NET INCREASE IN CASH 100

CASH AND CASH EQUIVALENTS

BEGINNING OF PERIOD -

CASH AND CASH EQUIVALENTS

END OF PERIOD $ 100

SUPPLEMENTAL DISCLOSURE OF CASH

FLOW INFORMATION

Cash Paid for Interest $ -

Cash Paid for Income Taxes $ -

The accompanying notes are an integral part of these statements

HYDROGENESIS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

  DESCRIPTION OF BUSINESS

Hydrogenesis Inc., (hereafter referred to as the Company), is incorporated in the State of Illinois. The Company facilitates financing for bioreactor plants, including, and with an emphasis toward utilizing the technology held and patented by Nanologix, Inc. The intent of the Company is to create an entity by which to fund all future hydrogen bioreactors constructed by Nanologix, Inc. The Company anticipates creating this vehicle by engaging in a reverse merger transaction with a “blank check” or “shell” company. The term “reverse merger” refers to a transaction where a private company seeks public listing and becomes a publicly traded company.

As of the June 30, 2006, the Company has no inventory, property or equipment. Additionally, for the period April 18, 2006 (inception) to June 30, 2006, the Company has no revenue or cost of sales, and the expenses incurred are the start-up costs of the Company. Therefore, the Company is considered to be in the development stage.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company's policy is to prepare its financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles in the United States of America (U.S. GAAP).

Investment in Inverso Corp

As of the June 30, 2006, the Company’s maintained an investment in Inverso Corp. (Inverso), a Delaware corporation listed on the over the counter (OTC) exchange, that consists of 20,000,000 shares of stock and other costs associated with the planned reverse merger with Inverso, as detailed in footnote number 3. The investment has been accounted under the cost method, since the transaction has not closed and the Company lacks significant influence over Inverso at the date of these financial statements.

Cash and cash equivalents

The Company considers all highly liquid investments, with a maturity of less than one year when purchased, to be cash equivalents.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

HYDROGENESIS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006

  SUBSEQUENT EVENT - SHARE FOR SHARE EXCHANGE AGREEMENT

On July 6, 2006, the Company entered into a share for share agreement with Inverso Corp., a Delaware corporation, which is a fully reporting non-trading company registered pursuant to the Securities Exchange Act of 1934. Under the agreement, Inverso has offered to issue 11,500,000 shares of its common stock to the holders of the capital stock of the Company in exchange for their contribution to Inverso of all of the issued and outstanding capital stock of the Company. Pursuant to the agreement, the Company will cancel at closing 20,000,000 shares of stock in Inverso purchased by the Company and discussed in the preceding in footnote . Following the issuance of the common stock, and the cancellation of the 20,000,000 shares, the Company’s stockholders will own 85% of the issued and outstanding shares of the common stock of Inverso.